UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Terry Gallagher

Unified Fund Services, Inc.

431 N. Pennsylvania St.

Indianapolis, IN 46204

(Name and address of agent for service)

Date of fiscal year end:	8/31

Date of reporting period:	08/31/2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Registrant’s semi-annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 are as follows:

Archer Balanced Fund

Annual Report

August 31, 2006

Fund Advisor:

Archer Investment Corporation, Inc.

9000 Keystone Crossing, Suite 630

Indianapolis, IN 46240

Toll Free (800) 238-7701

Management Discussion and Analysis

To Our Shareholders

The Archer Balanced Fund achieved total returns of 3.17% for the six months ended August 31, 2006 and 8.24% since the Fund’s inception (September 27, 2005) to August 31, 2006, compared to total returns of 3.88% and 6.54% for the Dow Jones U.S. Moderate Relative Risk Index during the same periods. At the end of its first fiscal period, the Fund’s net assets of $8.1 million consisted of 67.9% stocks, 27.0% in fixed-income related securities and 5.1% cash equivalents.

Performance Review

The Fund’s performance for the reporting period ended August 31, 2006 was driven by the Fund’s equity holdings as rising interest rates in the bond market resulted in a loss in the fixed income holdings of the Fund. Our short-term notes only provided a modest return on investment.

Equity Portfolio

The equity segment of the portfolio contributed significantly to the return for the reporting period. The significant contributors to the portfolio’s performance included:

•

Increases in foreign securities, favorable movements in foreign exchange rates and the performance of a few specific securities were the biggest contributors to the Fund’s performance for the period. BT Group, ICICI Bank, and Unibanco Brazil stocks specifically were strong performers in the international sector of our portfolio.

•	We also sold our largest equity holding, Disney, making a nearly 25% return in less than one year on our investment.

•

We increased or started new positions in the last six months for 3M, Microsoft, and AIG. These were our three largest holdings in the equity section of the portfolio at the end of the reporting period.

Conversely, some of our Consumer Discretionary stocks did not perform as well, such as Home Depot, Starbucks, and Fortune Brands. Home Depot and Fortune Brands were impacted by the decline in the housing markets. Starbucks had lower than expected same-store sales that caused a decline in the price.

We have continued to see strength in the financial sector across the board throughout the period and we expect the sector to continue to outperform the markets as we believe interest rates will decline in calendar year 2007. As a result, we have maintained an overweight position in this sector.

Fixed-Income Portfolio

For the reporting period ended August 31, 2006, the fixed income portfolio’s return was negative as rising interest rates created a loss for the treasuries we owned for the year. The short-term notes linked to equity securities had positive returns for the period; however, they were lower than we had anticipated.

Current Strategy

We will continue to monitor the performance of each security on a case by case basis, estimating what we believe is the valuation of the securities and adjusting the portfolio as necessary. There will be times when we discontinue holding a specific security if we feel the valuation is beyond a reasonable valuation of the company. There may be companies that have positive outlooks like Disney, but we feel the valuation becomes too high to justify staying in the position at those levels. If we feel the valuation plays back to a “buying” level, then you may see a re-entry into stocks we have once sold.

We will continue to monitor the fixed income side of the portfolio for prospects of inflation, declines in interest rates, and overall yield.

We will continue to monitor our turnover of positions to attempt to limit the tax effects of the sales of securities as well, although the tax ramifications are secondary to the valuation of the security in our investment decision-making process.

We will continue to purchase securities with a long-term time horizon of three to five years and maintain this policy when purchasing any new securities for the equity side of the portfolio. We may continue to purchase one year notes and short-term equivalents if we feel it is the most appropriate place to invest given the current investment climate.

Thank you for your support for the past year as a shareholder of the Archer Balanced Fund. We welcome any comments or questions at any time.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling shareholder services at 1-800-238-7701.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Dow Jones US Moderate Relative Risk Index represents a diversified portfolio of U.S. stocks, bonds and cash, and seeks to capture 60% of the risk of the stock market. Although the stock, bond and cash allocations will be approximately 60/35/5, they will vary from month to month based on the risk and correlation of the three asset classes. The Index's equity allocation is weighted equally among six Dow Jones stock indexes (Large-Cap Growth, Large-Cap Value, Mid-Cap Growth, Mid-Cap Value, Small-Cap Growth, Small-Cap Value). The Index's fixed income allocation is equally weighted among three Lehman Brothers bond indexes: Government Bond, Corporate Bond and Mortgage Bond. The Index's cash allocation is represented by the Lehman Brothers U.S. Treasury Bills:1-3 Months Index. Individuals cannot invest directly in these indices; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The chart above assumes an initial investment of $10,000 made on September 27, 2005 (commencement of Fund operations) and held through August 31, 2006. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Fund is distributed by Unified Financial Securities, Inc., Indianapolis, IN (Member NASD).

Fund Holdings – (Unaudited)

1As a percentage of net assets.
[2]Equity securities with market capitalizations above $10 billion.
[3]Equity securities with market capitalizations below $10 billion.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses – (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2006 through August 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the redemption fee imposed on short-term redemptions. The second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. If incurred, the short-term redemption fee imposed by the Fund would increase your expenses.

Archer Balanced Fund	Beginning Account Value March 1, 2006	Ending Account Value August 31, 2006	Expenses Paid During the Period March 1, 2006 – August 31, 2006*
Actual	$1,000.00	$1,031.67	$6.19
Hypothetical**	$1,000.00	$1,019.12	$6.15

*Expenses are equal to the Fund’s annualized expense ratio of 1.21%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

** Assumes a 5% return before expenses.

Archer Balanced Fund
Schedule of Investments
August 31, 2006

Common Stocks - 67.88%	Shares	Value

Air Courier Services - 1.25%
FedEx Corp.	1,000	$ 101,030

Computer Storage Devices - 2.87%
EMC Corp. (a)	20,000	233,000

Commercial Banks - 2.21%
ICICI Bank Ltd. (b)	4,000	106,760
Unibanco Union of Brazilian Banks S.A. (b)	1,000	72,350
		179,110

Electric Services - 4.95%
Great Plains Energy, Inc.	5,000	152,600
Pinnacle West Capital Corp.	3,000	137,820
Progress Energy, Inc.	2,500	110,825
		401,245

Electromedical & Electrotherapeutic Apparatus - 1.16%
Medtronic, Inc.	2,000	93,800

Electronic & Other Electrical Equipment - 2.52%
General Electric Co.	6,000	204,360

Fire, Marine & Casualty Insurance - 3.93%
American International Group, Inc.	5,000	319,100

Food and Kindred Products - 1.48%
Unilever PLC (b)	5,000	120,400

Heating Equipment, Except Electric & Warm Air & Plumbing Fixtures - 1.79%
Fortune Brands, Inc.	2,000	145,200

National Commercial Banks - 7.22%
Bank of America Corp.	2,300	118,381
Citigroup, Inc.	4,000	197,400
US Bancorp	3,000	96,210
Wells Fargo & Co.	5,000	173,750
		585,741

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 2.52%
Zimmer Holdings, Inc. (a)	3,000	204,000

Petroleum Refining - 1.59%
Chevron Corp.	2,000	128,800

Pharmaceutical Preparations - 7.63%
Eli Lilly & Co.	2,000	111,860
Johnson & Johnson	4,000	258,640
Pfizer, Inc.	9,000	248,040
		618,540

Radiotelephone Communications - 1.08%
Deutsche Telekom AG (b)	6,000	87,840

Real Estate Investment Trusts - 0.40%
Inland Real Estate Corp.	2,000	32,300
See accompanying notes which are an integral part of the financial statements.

Archer Balanced Fund
Schedule of Investments - continued		.
August 31, 2006

Common Stocks - 67.88% - continued	Shares	Value

Retail - Eating & Drinking Places - 1.15%
Starbucks Corp. (a)	3,000	$ 93,030

Retail - Family Clothing Stores - 0.41%
The Gap, Inc.	2,000	33,620

Retail - Lumber & Other Building Materials Dealers - 1.69%
Home Depot, Inc.	4,000	137,160

Retail - Variety Stores - 1.10%
Wal-Mart Stores, Inc.	2,000	89,440

Semiconductors & Related Devices - 3.07%
Intel Corp.	8,000	156,320
Taiwan Semiconductor Manufacturing Co. Ltd. (b)	10,000	93,100
		249,420

Services - Computer Integrated Systems Design - 1.42%
Yahoo!, Inc. (a)	4,000	115,280

Services - Prepackaged Software - 4.37%
Microsoft Corp.	13,800	354,522

State Commercial Banks - 2.91%
Fifth Third Bancorp	6,000	236,040

Sugar & Confectionery Products - 1.14%
William Wrigley Jr. Co.	2,000	92,840

Surgical & Medical Instruments & Apparatus - 4.42%
3M Co.	5,000	358,500

Telephone Communications - 3.60%
BT Group PLC (b)	2,500	117,650
China Telecom Corp. Ltd. (b)	1,000	33,750
Verizon Communications, Inc.	4,000	140,720
		292,120

TOTAL COMMON STOCKS (Cost $5,236,386)		5,506,438

Exchange-Traded Funds - 4.34%
iShares Lehman 20+ Year Treasury Bond Fund	4,000	352,320

TOTAL EXCHANGE-TRADED FUNDS (Cost $353,930)		352,320
	Principal
Reverse Convertible Notes - 6.87%	Amount

Barclays Bank PLC, 10.50%, 11/30/2006 convertible to MGM Mirage	$ 100,000	92,480
Barclays Bank PLC, 10.00%, 10/31/2006 convertible to Micron Technology, Inc.	100,000	100,670
SG Structured Products, 8.75%, 9/29/2006 convertible to Intel Corp.	100,000	81,760
SG Structured Products, 8.00%, 9/29/2006 convertible to Home Depot, Inc.	100,000	90,680
SG Structured Products, 8.00%, 2/28/2007 convertible to Chevron Corp.	100,000	100,610
SG Structured Products, 9.00%, 2/28/2007 convertible to Hewlett-Packard Corp.	50,000	49,790
SG Structured Products, 13.00%, 2/28/2007 convertible to Advanced Micro Devices, Inc.	20,000	13,318
SG Structured Products, 14.50%, 2/28/2007 convertible to Apple Computer, Inc.	30,000	28,005

TOTAL REVERSE CONVERTIBLE CORPORATE BONDS (Cost $595,630)		557,313
See accompanying notes which are an integral part of the financial statements.

Archer Balanced Fund
Schedule of Investments - continued
August 31, 2006

	Principal
Zero Coupon Bonds - 5.93%	Amount	Value

US Treasury Strip, 0.00%, 5/15/2025 (a)	$ 500,000	$ 197,425
US Treasury Strip, 0.00%, 5/13/2026 (a)	750,000	283,414

TOTAL ZERO COUPON BONDS (Cost $502,412)		480,839

Government Securities - 9.86%

Federal Home Loan Bank, 5.45%, 12/28/2006	800,000	799,943

TOTAL GOVERNMENT SECURITIES (Cost $800,000)		799,943

Money Market Securities - 3.04%	Shares

Fidelity Institutional Money Market Portfolio, Cl I, 5.21% (c)	246,936	246,936

TOTAL MONEY MARKET SECURITIES (Cost $246,936)		246,936

TOTAL INVESTMENTS (Cost $7,735,294) - 97.92%		$ 7,943,789

Other assets less liabilities - 2.08%		168,365

TOTAL NET ASSETS - 100.00%		$ 8,112,154

(a) Non-income producing.
(b) American Depositary Receipts.
(c) Variable rate security; the money market rate shown represents the rate at August 31, 2006.
See accompanying notes which are an integral part of the financial statements.

Archer Balanced Fund
Statement of Assets and Liabilities
August 31, 2006

Assets
Investments in securities, at value (cost $7,735,294)	$ 7,943,789
Receivable due from Advisor	14,013
Receivable for investments sold	144,246
Interest receivable	7,697
Dividend receivable	23,409
Prepaid expenses	9,056
Total assets	8,142,210

Liabilities
Payable to Transfer Agent, Fund Accountant and Fund Administrator	12,330
Accrued trustee and officer expenses	841
Other accrued expenses	16,885
Total liabilities	30,056

Net Assets	$ 8,112,154

Net Assets consist of:
Paid in capital	$ 7,629,794
Accumulated undistributed net investment income	162,550
Accumulated net realized gain from investment transactions	111,315
Net unrealized appreciation on investments	208,495

Net Assets	$ 8,112,154

Shares outstanding (unlimited number of shares authorized)	754,950

Net Asset Value and offering price per share	$ 10.75

Redemption price per share ($10.75 * .995) (a)	$ 10.70

(a) The Fund charges a 0.50% redemption fee on shares redeemed within 30 calendar days of purchase.

See accompanying notes which are an integral part of the financial statements.

Archer Balanced Fund
Statement of Operations
For the period September 27, 2005 (a) through August 31, 2006

Investment Income
Dividend income (Net of foreign withholding tax of $1,269)	$ 118,416
Interest income	164,935
Total Investment Income	283,351

Expenses
Investment Advisor fee (b)	47,444
Administration expense	29,750
Registration expense	26,499
Transfer agent expense	22,040
Fund accounting expense	16,876
Legal expense	14,628
Auditing expense	11,401
Custodian expense	6,780
Trustee expense	5,015
Pricing expense	4,379
Officer expense	3,947
Miscellaneous expense	652
24f-2 expenses	600
Printing expense	185
Total Expenses	190,196
Less: Waiver & reimbursement by Advisor (b)	(113,942)
Net operating expenses	76,254
Net Investment Income	207,097

Realized & Unrealized Gain
Net realized gain on investment securities	111,315
Change in unrealized appreciation (depreciation) on
investment securities	208,495
Net realized and unrealized gain on investment securities	319,810
Net increase in net assets resulting from operations	$ 526,907

(a) The date the Fund commenced operations.
(b) See Note 3 in the Notes to the Financial Statements.
See accompanying notes which are an integral part of the financial statements.

Archer Balanced Fund
Statement of Changes In Net Assets

	Period Ended
Increase (decrease) in net assets:	August 31, 2006	(a)
Operations:
Net investment income	$ 207,097
Net realized gain on investment securities	111,315
Change in unrealized appreciation (depreciation) on investments	208,495
Net increase in net assets resulting from operations	526,907

Distributions to shareholders:
From net investment income	(44,547)
Change in net assets from distributions	(44,547)

Capital Share Transactions:
Proceeds from Fund shares sold	8,110,088
Reinvestment of distributions	44,547
Amount paid for Fund shares repurchased	(524,841)
Net increase in net assets resulting
from capital share transactions	7,629,794

Total Increase in Net Assets	8,112,154

Net Assets
Beginning of period	-

End of period	$ 8,112,154

Accumulated undistributed net investment income
included in net assets at end of period	$ 162,550

Capital Share Transactions
Shares sold	801,473
Reinvestment of distributions	4,325
Shares repurchased	(50,848)

Net increase from capital share transactions	754,950

(a) For the period September 27, 2005 (the date the Fund commenced operations) through August 31, 2006.
See accompanying notes which are an integral part of the financial statements.

Archer Balanced Fund
Financial Highlights
(For a share outstanding during the period)

	Period Ended
	August 31, 2006	(a)

Selected Per Share Data:
Net asset value, beginning of period	$ 10.00
Income from investment operations:
Net investment income	0.29
Net realized and unrealized gain	0.53
Total from investment operations	0.82
Less Distributions to shareholders:
From net investment income	(0.07)
Total distributions	(0.07)

Paid in capital from redemption fees (b)	-

Net asset value, end of period	$ 10.75

Total Return (c)	8.24%	(d)

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 8,112
Ratio of expenses to average net assets	1.20%	(e)
Ratio of expenses to average net assets before reimbursement	3.00%	(e)
Ratio of net investment income to average net assets	3.27%	(e)
Ratio of net investment income to average net assets before reimbursement	1.47%	(e)
Portfolio turnover rate	82.91%

(a) For the period September 27, 2005 (the date the Fund commenced operations) through August 31, 2006.
(b) Redemption fees resulted in less than $0.005 per share.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d) Not annualized.
(e) Annualized.
See accompanying notes which are an integral part of the financial statements.

Archer Balanced Fund

Notes to the Financial Statements

August 31, 2006

NOTE 1. ORGANIZATION

Archer Balanced Fund (the “Fund”) was organized as a diversified series of Unified Series Trust, an Ohio business trust (the “Trust”). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Trustees. The investment objective of the Fund is total return. The investment advisor to the Fund is Archer Investment Corporation (the “Advisor”). The Fund commenced operations on September 27, 2005.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations - Equity securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the~~-~~counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor subject to guidelines approved by the Board.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the company to meet their obligations may be affected by economic and political developments in a specific country or region.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The Fund may invest in reverse convertible notes, which are short-term notes (i.e., with maturities of one year) that are linked to individual equity securities. These notes make regular interest payments by the issuer, but also have a put option attached, giving the issuer the right to exercise that option only if the price of the related security drops below a stated price.

Federal Income Taxes – The Fund makes no provision for federal income tax. The Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

Archer Balanced Fund

Notes to the Financial Statements - continued

August 31, 2006

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method.

Dividends and Distributions - The Fund intends to distribute all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute net realized long term capital gains and net realized short term capital gains to its shareholders at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average net assets. For the period September 27, 2005 (commencement of operations) through August 31, 2006, the Advisor earned fees of $47,444 from the Fund before the waiver and reimbursement described below.

The Advisor has contractually agreed through August 31, 2007 to waive its management fee and/or reimburse expenses so that total annual fund operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, do not exceed 1.20% of the Fund’s average daily net assets. For the period September 27, 2005 (commencement of operations) through August 31, 2006, the Advisor waived fees and/or reimbursed expenses of $113,942. Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred; provided that the Fund is able to make the repayment without exceeding the 1.20% expense limitation. As of August 31, 2006, the Fund was owed $14,013 by the Advisor. The remaining amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at August 31, 2006, were as follows:

The Trust retains Unified Fund Services, Inc. (“Unified”), a wholly owned subsidiary of Unified Financial Services, Inc., to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the period September 27, 2005 (commencement of operations) through August 31, 2006, Unified earned fees of $29,750 for administrative services provided to the Fund.

Archer Balanced Fund

Notes to the Financial Statements - continued

August 31, 2006

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

The Trust also retains Unified to act as each Fund’s transfer agent and to provide fund accounting services. For the period September 27, 2005 (commencement of operations) through August 31, 2006, Unified earned fees of $12,659 from the Fund for transfer agent services and $9,381 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services. For the period September 27, 2005 (commencement of operations) through August 31, 2006, Unified earned fees of $16,876 from the Fund for fund accounting services. A Trustee and certain officers of the Trust are members of management and/or employees of Unified, and/or shareholders of Unified Financial Services, Inc., the parent of Unified.

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay its Advisor and/or any registered securities dealer, financial institution or any other person (a “Recipient”) a shareholder servicing fee aggregating up to 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of Fund shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts. The Fund and/or its Advisor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. The Plan will not be activated for the Fund through August 31, 2007.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund. There were no payments made to the Distributor by the Fund for the period September 27, 2005 (commencement of operations) through August 31, 2006. Unified and the Distributor are wholly owned subsidiaries of Unified Financial Services, Inc. A Trustee and an officer of the Trust have an ownership interest in Unified Financial Services, Inc. (the parent company of the Distributor). As a result, those persons may be deemed to be affiliates of the Distributor.

NOTE 4. INVESTMENTS

For the period ended August 31, 2006, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

As of August 31, 2006, the net unrealized appreciation of investments for tax purposes was as follows:

At August 31, 2006, the aggregate cost of securities for federal income tax purposes was $7,751,156.

Archer Balanced Fund

Notes to the Financial Statements - continued

August 31, 2006

NOTE 5. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of August 31, 2006, no shareholder held over 25% of the Fund’s shares.

NOTE 7. DISTRIBUTIONS

On December 28, 2005, the Fund paid an income distribution of $0.0708 per share to shareholders of record on December 27, 2005.

The tax characterization of distributions for the period ended August 31, 2006 was as follows:

As of August 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

As of August 31, 2006, the difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales in the amount of $15,862.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and

Board of Trustees of the

Archer Balanced Fund

(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Archer Balanced Fund (the “Fund”), a series of the Unified Series Trust, as of August 31, 2006, and the related statement of operations, the statement of changes in net assets, and financial highlights for the period September 27, 2005 (commencement of operations) through August 31, 2006. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2006 by correspondence with the Fund’s custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Archer Balanced Fund as of August 31, 2006, the results of its operations, the changes in its net assets, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

(f.k.a. Cohen McCurdy, Ltd.)

Westlake, Ohio

October 16, 2006

TRUSTEES AND OFFICERS (Unaudited)

Independent Trustees

Name, Address*, (Date of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (1947) Independent Trustee, December 2002 to present

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (1946) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (1950) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of Firstar Select Funds, a REIT mutual fund, from 1997 to 2000; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Interested Trustees and Principal Officers

Name, Address*, (Date of Birth), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Ronald C. Tritschler (1952)*** Trustee, December 2002 to present

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001, Executive Vice President and Director from 1990 to 2000; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Anthony J. Ghoston (1959) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

Terrance P. Gallagher, JD, CPA (1958)**** Vice President, July 2006 to present; Interim Chief Financial Officer and Treasurer, August 2006 to present

Senior Vice President, Director of Compliance of Unified Fund Services, Inc., the Trust's administrator, since November, 2004; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since October 2005; Partner in Precision Marketing Partners and The Academy of Financial Services Studies, LLC from December 1998 to October 2004;  Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds from February 1987 to November 1998.

Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (1975) Secretary, July 2005 to present; Assistant Secretary , September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002; Student at Indiana University School of Law – Indianapolis, J.D. Candidate in December 2007; Assistant Secretary of Dean Family of Funds since August 2004; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

*	The address for each of the trustees and officers is 431 N. Pennsylvania St., Indianapolis, IN 46204.

** The Trust currently consists of 32 series.

*** Mr. Tritschler may be deemed to be an “interested person” of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent of the distributor of the Trust.

**** Effective as of July 12, 2006, the Board appointed Mr. Gallagher as Vice President of the Trust. Effective as of August 8, 2006, the Board appointed Mr. Gallagher as Interim Chief Financial Officer and Treasurer of the Trust to fill the vacancy created by the resignation of the previous Chief Financial Officer and Treasurer.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 238-7701 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Fund at (800) 238-7701 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

OFFICERS

Anthony J. Ghoston, President

Terrance P. Gallagher, Vice President and Interim Chief Financial Officer and Treasurer

Heather A. Bonds, Secretary

Lynn Wood, Chief Compliance Officer

INVESTMENT ADVISOR

Archer Investment Corporation, Inc.

9000 Keystone Crossing, Suite 630

Indianapolis, IN 46240

DISTRIBUTOR

Unified Financial Securities, Inc.

431 N. Pennsylvania Street

Indianapolis, IN 46204

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

431 N. Pennsylvania Street

Indianapolis, IN 46204

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member NASD/SIPC

StoneRidge Small Cap Growth Fund

Annual Report

August 31, 2006

Fund Advisor:

StoneRidge Investment Partners, LLC

301 Lindenwood Drive

Suite 310

Malvern, PA 19355

Toll Free: (800) 441-6978

September, 2006

Dear Fellow Shareholders:

The past year was a decent one for the financial markets. The stock market performed relatively well given the concerns confronting investors – rising energy prices, the Federal Reserve increasing interest rates, the unsettled international arena, etc.

Going forward, we believe that the stock market should benefit from a still growing economy with moderate overall inflation and a likely end to the Federal Reserve’s interest rate increases. We also believe that volatility will likely occur as news flow alternates between negatives (such as the housing market) and positives (such as overall corporate profits).

Within the expected environment, we believe that investors will be rewarded by investing in equities with positive fundamental prospects and attractive valuations. Our search for such equities utilizes a screening process to help identify what we feel are the best apparent opportunities, combined with fundamental analysis performed by our team of sector specialists to pinpoint what we believe are the very best opportunities for our portfolios.

We thank you very much for your continued trust and confidence in the StoneRidge Small Cap Growth Fund and we will do everything we can to continue to earn that trust and confidence.

Sincerely,

Joseph E. Stocke

Managing Director

StoneRidge Investment Partners, LLC

Investment Advisor to the StoneRidge Small Cap Growth Fund

StoneRidge Small Cap Growth Fund

The StoneRidge Small Cap Growth Fund finished behind its benchmark, the Russell 2000 Growth Index, for the just completed fiscal year. This underperformance was largely driven by performance of individual stocks in the Fund's portfolio, which is described in further detail below. Small cap growth stocks in general were led higher by the Materials and Energy sectors due to rising prices for commodities, including oil. The Small Cap Growth Fund benefited from outperformance in the Industrials sector and an underweighting in the Consumer Discretionary sector, but was hurt by underperformance in the Health Care and Consumer Staples sectors

Some of the significant negative contributors included O2Micro International, which suffered a loss of market share for its computer components; Comstock Homebuilding, which was hurt by a weaker housing market in the Washington, D.C. area; NeoPharm, which experienced some uncertainty concerning the likelihood of success for its brain cancer treatment; Spectrum Brands, which was hurt by a loss of market share for its battery business and higher zinc prices (zinc is a key component in many batteries); MGI Pharma, which experienced weaker than expected demand for its product to treat the side effects of chemotherapy; and Novatel Wireless, which saw slower than expected network upgrades by some cellular phone companies lead to lower than expected demand for Novatel’s wireless broadband access solutions.

Some of the positions that mitigated the Fund’s underperformance included Akamai Technologies, which benefited from strong demand for its products used to boost performance of the internet; Diversa, which saw increased interest in its technology for the production of alternative fuels; Ladish, which was boosted by good demand for its aerospace components; and Illumina, which experienced market share gains for its automated products to speed new drug development.

The views expressed are those of StoneRidge Investment Partners, LLC as of August 31, 2006, and are not intended as a forecast or as investment recommendations.

Performance Results

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Russell 2000 Growth Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Russell 2000 Growth Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index, however, an individual can invest in ETF’s or other investment vehicles that attempt to track the performance of a benchmark index.

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be lower or higher than the performance data quoted. For more information on the StoneRidge Small Cap Growth Fund, to obtain performance data current to the most recent month-end or to request a prospectus, please call 1-800-441-6978. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing. The Fund’s holdings are subject to change at any time.

The Fund is distributed by Unified Financial Securities, Inc., Indianapolis, IN 46204, Member NASD.

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund and the Russell 2000 Growth Index on October 1, 1999 (inception date of the Fund) and held through August 31, 2006. The Russell 2000 Growth Index is a widely recognized unmanaged index of common stock prices. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE OR PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more information on the StoneRidge Small Cap Growth Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-800-441-6978. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

Fund Holdings – (Unaudited)

1As a percent of net assets.

2Companies with market capitalizations between $100 million and $2 billion.

3Companies with market capitalizations less than $100 million or greater than $2 billion.

The StoneRidge Small Cap Growth Fund will normally invest at least 80% of its assets in equity securities of small capitalization U.S. companies. Small capitalization companies include those with market capitalizations between $100 million and $2 billion.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period, March 1, 2006, and held for the entire period through August 31, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees.  Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.  In addition, if these transactions costs were included, your costs would have been higher.

StoneRidge Small Cap Growth Fund	Beginning Account Value March 1, 2006	Ending Account Value August 31, 2006	Expenses Paid During Period* March 1, 2006 through August 31, 2006
Actual	$1,000.00	$883.69	$5.94
Hypothetical**	$1,000.00	$1,018.90	$6.37

* Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

**Assumes a 5% return before expenses.

StoneRidge Small Cap Growth Fund
Schedule of Investments
August 31, 2006

Common Stocks - 96.16%	Shares	Value

Aircraft & Parts - 1.01%
AAR Corp. (a)	12,750	$ 284,452

Apparel & Other Finished Products of Fabrics & Similar Materials - 0.90%
Blue Holdings, Inc. (a)	9,450	42,714
Hartmarx Corp. (a)	35,325	210,890
		253,604

Arrangement Of Transportation Of Freight & Cargo - 1.05%
Pacer International, Inc.	10,700	294,571

Biological Products - 2.17%
CoTherix, Inc. (a)	26,525	181,166
NeoPharm, Inc. (a)	50,246	249,723
Vical, Inc. (a)	32,150	181,969
		612,858

Concrete Products - 0.51%
U.S. Concrete, Inc. (a)	23,500	144,055

Crude Petroleum & Natural Gas - 2.72%
Comstock Resources, Inc. (a)	10,100	290,476
Petrohawk Energy Corp. (a)	26,325	293,524
Toreador Resources Corp. (a)	8,650	182,602
		766,602

Drilling Oil & Gas Wells - 1.62%
TODCO - Class A (a)	12,300	455,469

Electrical Industrial Apparatus - 0.61%
Zoltek Companies, Inc. (a)	6,770	172,974

Electronic Components - 1.10%
Advanced Energy Industries, Inc. (a)	21,650	311,110

Fire, Marine & Casualty Insurance - 0.22%
AmCOMP, Inc. (a)	6,505	63,033

Finance Services - 2.02%
Lazard Ltd. - Class A	15,100	568,515

See accompanying notes which are an integral part of the financial statements.

StoneRidge Small Cap Growth Fund
Schedule of Investments - Continued
August 31, 2006

Common Stocks - 96.16% - continued	Shares	Value

Footwear - 1.27%
Iconix Brand Group, Inc. (a)	4,650	$ 68,913
Rocky Brands, Inc. (a)	4,675	51,098
Skechers USA, Inc. - Class A (a)	10,500	237,720
		357,731

Glass Products, Made of Purchased Glass - 0.56%
Apogee Enterprises, Inc.	10,500	157,605

Hospital & Medical Service Plans - 0.78%
Centene Corp. (a)	14,200	219,390

Hotels & Motels - 0.26%
Morgans Hotel Group Co. (a)	5,500	73,150

Instruments For Measuring & Testing of Electricity & Electric Signals - 0.77%
LTX Corp. (a)	43,000	218,010

Insurance Agents Brokers & Services - 0.50%
Hub International Ltd.	4,900	140,336

Laboratory Analytical Instruments - 2.81%
Cepheid, Inc. (a)	29,175	237,776
Illumina, Inc. (a)	5,200	175,136
ThermoGenesis Corp. (a)	78,100	328,020
Tripath Imaging, Inc. (a)	5,850	51,305
		792,237

Measuring & Controlling Devices - 0.63%
Argon ST, Inc. (a)	6,850	176,182

Metal Forgings & Stampings - 1.15%
Ladish Co., Inc. (a)	9,250	323,472

Miscellaneous Manufacturing Industries - 1.41%
Brady Corp. - Class A	8,190	312,858
Progressive Gaming International Corp. (a)	7,275	53,762
WMS Industries, Inc. (a)	1,100	29,480
		396,100

Motor Vehicle Parts & Accessories - 1.01%
Clarcor, Inc.	9,535	285,573

See accompanying notes which are an integral part of the financial statements.

StoneRidge Small Cap Growth Fund
Schedule of Investments - Continued
August 31, 2006

Common Stocks - 96.16% - continued	Shares	Value

National Commercial Banks - 2.06%
Cardinal Financial Corp.	32,100	$ 356,631
Signature Bank Corp. (a)	6,850	225,023
		581,654

Oil & Gas Field Services - 2.19%
RPC, Inc.	16,550	338,282
Superior Energy Services, Inc. (a)	8,750	279,387
		617,669

Operative Builders - 0.27%
WCI Communities, Inc. (a)	4,950	76,428

Ordnance & Accessories - 1.74%
Smith & Wesson Holding Corp. (a)	38,300	379,170
Sturm Ruger & Co., Inc. (a)	14,850	111,375
		490,545

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 0.84%
Symmetry Medical, Inc. (a)	17,150	237,870

Paper Mills - 0.41%
Bowater, Inc.	5,050	114,787

Patent Owners & Lessors - 1.19%
SurModics, Inc. (a)	9,600	335,808

Pharmaceutical Preparations - 6.96%
Bioenvision, Inc. (a)	18,620	112,651
Cubist Pharmaceuticals, Inc. (a)	9,600	225,216
Durect Corp. (a)	115,810	421,548
Hollis-Eden Pharmaceuticals, Inc. (a)	38,470	243,130
Iomai Corp. (a)	15,400	60,984
MGI Pharma, Inc. (a)	14,700	222,411
Salix Pharmaceuticals Ltd. (a)	16,750	224,618
Sciele Pharma, Inc. (a)	15,100	264,250
Targacept, Inc. (a)	14,400	79,200
Telik, Inc. (a)	5,950	106,089
		1,960,097

Radio Broadcasting Stations - 0.26%
Spanish Broadcasting System, Inc. - Class A (a)	17,150	74,603

See accompanying notes which are an integral part of the financial statements.

StoneRidge Small Cap Growth Fund
Schedule of Investments - Continued
August 31, 2006

Common Stocks - 96.16% - continued	Shares	Value

Retail - Apparel & Accessory Stores - 1.76%
Aeropostale, Inc. (a)	6,000	$ 152,400
Jos A Bank Clothiers, Inc. (a)	14,400	344,592
		496,992

Retail - Eating Places - 2.01%
Benihana, Inc. - Class A (a)	8,825	228,126
CKE Restaurants, Inc.	9,500	147,535
Denny's Corp. (a)	56,525	189,924
		565,585

Retail - Family Clothing Stores - 0.36%
Stein Mart, Inc.	8,600	102,254

Retail - Radio, TV & Consumer Electronics Stores - 1.46%
Guitar Center, Inc. (a)	10,000	379,000
Tweeter Home Entertainment Group, Inc. (a)	6,950	31,101
		410,101

Retail - Shoe Stores - 0.49%
Payless ShoeSource, Inc. (a)	5,900	138,414

Retail - Women's Clothing Stores - 1.31%
The Wet Seal, Inc. - Class A (a)	64,650	369,151

Rubber & Plastics Footwear - 0.65%
Crocs, Inc. (a)	6,750	182,385

Secondary Smelting & Refining of Nonferrous Metals - 0.88%
Aleris International, Inc. (a)	4,825	247,378

Security Brokers, Dealers & Flotation Companies - 2.03%
Calamos Asset Management, Inc. - Class A	5,200	136,344
Investment Technology Group, Inc. (a)	9,400	434,374
		570,718

Semiconductors & Related Devices - 5.98%
ANADIGICS, Inc. (a)	145,750	1,087,295
Evergreen Solar, Inc. (a)	12,800	130,304
SiRF Technology Holdings, Inc. (a)	17,800	468,674
		1,686,273
See accompanying notes which are an integral part of the financial statements.

StoneRidge Small Cap Growth Fund
Schedule of Investments - Continued
August 31, 2006

Common Stocks - 96.16% - continued	Shares	Value

Services - Advertising - 0.13%
24/7 Real Media, Inc. (a)	4,150	$ 37,682

Services - Advertising Agencies - 0.29%
MDC Partners, Inc. - Class A (a)	10,950	81,687

Services - Business Services - 4.03%
Metretek Technologies, Inc. (a)	9,350	106,684
PeopleSupport, Inc. (a)	15,860	269,461
Resources Connection, Inc. (a)	13,600	331,840
WebEx Communications, Inc. (a)	11,950	426,615
		1,134,600

Services - Commercial Physical & Biological Research - 1.45%
Diversa Corp. (a)	44,265	407,238

Services - Computer Integrated Systems Design - 1.05%
Merge Technologies, Inc. (a)	7,235	53,611
Sonic Solutions (a)	16,050	240,910
		294,521

Services - Computer Processing & Data Preparation - 1.71%
Per-Se Technologies, Inc. (a)	21,125	481,439

Services - Computer Programming Services - 2.40%
Wind River Systems, Inc. (a)	66,600	677,322

Services - Equipment Rental & Leasing - 1.08%
United Rentals, Inc. (a)	14,100	305,406

Services - Help Supply Services - 0.25%
Compass Diversified Trust	4,800	70,608

Services - Home Health Care Services - 2.05%
Matria Healthcare, Inc. (a)	21,350	576,450

Services - Legal Services - 1.10%
CRA International, Inc. (a)	6,900	310,431

Services - Management & Consulting Services - 1.65%
Navigant Consulting, Inc. (a)	23,600	464,684
See accompanying notes which are an integral part of the financial statements.

StoneRidge Small Cap Growth Fund
Schedule of Investments - Continued
August 31, 2006

Common Stocks - 96.16% - continued	Shares	Value

Services - Miscellaneous Amusement & Recreation - 0.49%
Penn National Gaming, Inc. (a)	4,150	$ 137,448

Services - Prepackaged Software - 9.39%
Epicor Software Corp. (a)	31,505	390,032
Nuance Communications, Inc. (a)	83,300	653,905
Opsware, Inc. (a)	32,245	227,327
Transaction Systems Architects, Inc. - Class A (a)	26,700	885,639
Website Pros, Inc. (a)	13,500	141,885
Witness Systems, Inc. (a)	21,325	346,531
		2,645,319

Sporting & Athletic Goods - 0.04%
Callaway Golf Co.	900	12,069

State Commercial Banks - 1.44%
MainSource Financial Group	6,670	113,057
Prosperity Bancshares, Inc.	8,260	291,413
.		404,470

Surety Insurance - 1.01%
Assured Guaranty Ltd.	10,600	283,550

Surgical & Medical Instruments & Apparatus - 2.44%
Advanced Medical Optics, Inc. (a)	3,400	163,710
SonoSite, Inc. (a)	9,600	304,608
VIASYS Healthcare, Inc. (a)	8,250	218,790
		687,108

Telephone & Telegraph Apparatus - 1.61%
AudioCodes Ltd. (a)	45,750	454,755

Television Broadcasting Stations - 0.78%
Gray Television, Inc.	14,200	90,738
Sinclair Broadcast Group, Inc. - Class A	16,600	128,152
		218,890

Trucking (No Local) - 0.53%
Marten Transport Ltd. (a)	8,950	149,107
See accompanying notes which are an integral part of the financial statements.

StoneRidge Small Cap Growth Fund
Schedule of Investments - Continued
August 31, 2006

Common Stocks - 96.16% - continued	Shares	Value

Water Transportation - 2.02%
Horizon Lines, Inc. - Class A	10,350	$ 164,876
Omi Corp.	18,000	405,360
		570,236

Wholesale - Drugs, Proprietaries & Druggists' Sundries - 0.67%
Allscripts Healthcare Solutions, Inc. (a)	9,247	188,269

X-Ray Apparatus & Tubes & Related Irradiation Apparatus - 0.62%
American Science & Engineering, Inc. (a)	3,800	174,648

TOTAL COMMON STOCKS (Cost $27,213,862)		27,093,678

Money Market Securities - 2.95%
Huntington Money Market Fund - Investment Shares, 4.23% (b)	830,693	830,693

TOTAL MONEY MARKET SECURITIES (Cost $830,693)		830,693

TOTAL INVESTMENTS (Cost $28,044,555) - 99.11%		$ 27,924,371

Other assets less liabilities - 0.89%		252,065

TOTAL NET ASSETS - 100.00%		$ 28,176,436

(a) Non-income producing.
(b) Variable rate security; the money market rate shown represents the rate at August 31, 2006.
See accompanying notes which are an integral part of the financial statements.

StoneRidge Small Cap Growth Fund
Statement of Assets and Liabilities
August 31, 2006

Assets:
Investments in securities:
At cost	$ 28,044,555
At market value	$ 27,924,371

Receivable for investments sold	370,764
Dividends receivable	3,953
Interest receivable	3,251
Prepaid expenses	1,409
Receivable for fund shares sold	2,216
Total assets	28,305,964

Liabilities:
Payable for investments purchased	78,778
Accrued advisory fees	18,545
Accrued trustee and officer fees	884
Payable to Administrator, Fund Accountant and Transfer Agent	13,097
Other accrued expenses	18,224
Total liabilities	129,528

Net Assets:	$ 28,176,436

Net Assets consist of:
Paid in capital	$ 34,332,407
Accumulated net realized (loss) on investments	(6,035,787)
Net unrealized depreciation on investments	(120,184)

Net Assets:	$ 28,176,436

Shares outstanding (unlimited number of shares authorized)	4,523,871

Net asset value and offering price per share
$ 6.23

Redemption price per share * ($6.23*98%)	$ 6.11

* The Fund charges a 2% redemption fee on shares redeemed within 30 calendar days of purchase.
See accompanying notes which are an integral part of the financial statements.

StoneRidge Small Cap Growth Fund
Statement of Operations
For the fiscal year ended August 31, 2006

Investment Income
Dividend income (Net of foreign withholding taxes of $274)	$ 84,815
Interest income	26,356
Total Income	111,171

Expenses
Investment advisor fee (a)	302,885
Administration expenses	32,161
Transfer agent expenses	20,169
Fund accounting expenses	20,000
Legal expenses	15,089
Custodian expenses	14,074
Auditing expenses	11,418
Pricing expenses	7,022
Officer expense	4,848
Insurance expenses	4,378
Trustee expense	4,814
Miscellaneous expenses	1,711
Registration expenses	1,208
Printing expenses	32
Total Expenses	439,809
Fees waived by advisor (a)	(61,204)
Total operating expenses	378,605
Net Investment (Loss)	(267,434)

Realized & Unrealized Gain (Loss)
Net realized gain on investment securities	2,739,481
Change in unrealized appreciation (depreciation) on investment securities	(2,748,854)
Net realized and unrealized (loss) on investment securities	(9,373)
Net (decrease) in net assets resulting from operations	$ (276,807)

(a) See Note 3 in the Notes to the Financial Statements.
See accompanying notes which are an integral part of the financial statements.

StoneRidge Small Cap Growth Fund
Statements of Changes in Net Assets

	Year ended	Year ended
Increase (Decrease) in Net Assets from:	August 31, 2006	August 31, 2005
Operations:
Net investment (loss)	$ (267,434)	$ (290,301)
Net realized gain on investment securities	2,739,481	2,985,815
Change in net unrealized appreciation (depreciation)	(2,748,854)	3,007,510
Net increase (decrease) in net assets resulting from operations	(276,807)	5,703,024
Capital Share Transactions:
Proceeds from shares sold	3,049,672	1,328,978
Amount paid for shares repurchased	(5,034,690)	(3,011,045)
Net (decrease) in net assets resulting
from share transactions	(1,985,018)	(1,682,067)
Total Increase (Decrease) in Net Assets	(2,261,825)	4,020,957

Net Assets:
Beginning of year	30,438,261	26,417,304

End of year	$ 28,176,436	$ 30,438,261

Accumulated net investment income
included in net assets at end of period	$ -	$ -

Capital Share Transactions:
Shares sold	477,340	219,721
Shares repurchased	(714,684)	(506,878)

Net (decrease) from capital share transactions	(237,344)	(287,157)
See accompanying notes which are an integral part of the financial statements.

StoneRidge Small Cap Growth Fund
Financial Highlights

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year	Year	Year		Year		Year
	ended	ended	ended		ended		ended
	August	August	August		August		August
	31/2006	31/2005	31/2004		31/2003		31/2002

Selected Per Share Data
Net asset value, beginning of period	$ 6.39	$ 5.23	$ 5.07		$ 3.76		$ 6.07
Income from investment operations
Net investment (loss)	(0.06)	(0.06)	(0.05)	(a)	(0.04)	(a)	(0.05)	(a)
Net realized and unrealized gain (loss)	(0.10)	1.22	0.21		1.35		(2.26)
Total from investment operations	(0.16)	1.16	0.16		1.31		(2.31)

Paid in capital from redemption fees (b)	-	-	-		-		-

Net asset value, end of period	$ 6.23	$ 6.39	$ 5.23		$ 5.07		$ 3.76

Total Return (c)	-2.50%	22.18%	3.16%		34.84%		-38.06%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 28,176	$ 30,438	$ 26,417		$ 33,176		$ 23,090
Ratio of expenses to average net assets	1.25%	1.25%	1.25%		1.25%		1.25%
Ratio of expenses to average net assets
before waiver & reimbursement	1.45%	1.47%	1.43%		1.47%		1.52%
Ratio of net investment (loss) to
average net assets	(0.88)%	(0.98)%	(0.96)%		(0.97)%		(1.00)%
Ratio of net investment (loss) to
average net assets before waiver & reimbursement	(1.08)%	(1.20)%	(1.14)%		(1.19)%		(1.27)%
Portfolio turnover rate	111.35%	119.62%	119.36%		105.64%		71.97%

(a) Net investment (loss) per share is based on average shares outstanding during the period.
(b) Redemption fees resulted in less than $0.005 per share in each period.
(c) Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

See accompanying notes which are an integral part of the financial statements.

StoneRidge Small Cap Growth Fund

Notes to the Financial Statements

August 31, 2006

NOTE 1.	ORGANIZATION

The StoneRidge Small Cap Growth Fund (the “Fund”), formerly the StoneRidge Small Cap Equity Fund, was organized as a diversified series of Unified Series Trust (the "Trust") on December 18, 2002. The Fund acquired all the assets of the StoneRidge Small Cap Growth Fund, a series of Ameriprime Advisors Trust (the “Predecessor Fund”), on January 3, 2003, in a tax-free reorganization. The Predecessor Fund commenced operations on October 1, 1999. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the "Trust Agreement"). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The investment objective of the Fund is long-term capital growth. The investment advisor to the Fund is StoneRidge Investment Partners, LLC (the “Advisor”).

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation - Equity securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor subject to guidelines approved by the Board.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing services does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor in conformity with guidelines adopted by and subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a country or region.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

StoneRidge Small Cap Growth Fund

Notes to the Financial Statements

August 31, 2006 - continued

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES - continued

Federal Income Taxes – The Fund makes no provision for federal income tax. The Fund intends to continue to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method.

Dividends and Distributions - The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders at least annually. These distributions, which are recorded on the ex-dividend date, are automatically reinvested in the Fund unless shareholders request cash distributions on their application or through a written request. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the fiscal year ended August 31, 2006, net investment loss of $267,434 was reclassified to paid-in-capital.

NOTE 3.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average net assets. For the fiscal year ended August 31, 2006, before the waivers disclosed below, the Advisor earned a fee of $302,885 from the Fund.

The Advisor has contractually agreed through December 31, 2006 to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses, excluding brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expense on securities sold short) and extraordinary expenses, do not exceed 1.25% of the Fund’s average daily net assets. For the fiscal year ended August 31, 2006, the Advisor waived fees of $61,204 from the Fund. At August 31, 2006, the Advisor was owed $18,545 from the Fund for its advisory services.

The Trust retains Unified Fund Services, Inc. (“Unified”), a wholly owned subsidiary of Unified Financial Services, Inc., to manage the Fund’s business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended August 31, 2006, Unified earned fees of $32,161 for administrative services provided to the Fund.

StoneRidge Small Cap Growth Fund

Notes to the Financial Statements

August 31, 2006 - continued

NOTE 3.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

The Trust retains Unified to act as the Fund’s transfer agent and to provide the Fund with fund accounting services. For the fiscal year ended August 31, 2006, Unified earned fees of $15,447 from the Fund for transfer agent services and $4,722 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services. For the fiscal year ended August 31, 2006, Unified earned fees of $20,000 from the Fund for fund accounting services. A Trustee and certain officers of the Trust are members of management and/or employees of Unified, and/or shareholders of Unified Financial Services, Inc., the parent of Unified.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund. There were no payments made to the Distributor by the Fund for the fiscal year ended August 31, 2006. Unified and the Distributor are wholly owned subsidiaries of Unified Financial Services, Inc. A Trustee and an officer of the Trust have an ownership interest in Unified Financial Services, Inc. (the parent company of the Distributor). As a result, those persons may be deemed to be affiliates of the Distributor.

NOTE 4.	INVESTMENTS

For the fiscal year ended August 31, 2006, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

As of August 31, 2006, the net unrealized depreciation of investments for tax purposes was as follows:

At August 31, 2006, the aggregate cost of securities for federal income tax purposes was $28,104,034.

NOTE 5.	ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

StoneRidge Small Cap Growth Fund

Notes to the Financial Statements

August 31, 2006 - continued

NOTE 6.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of August 31, 2006, Charles Schwab & Co., for the benefit of others, was the record owner of 30.09% of the outstanding shares of the Fund.

NOTE 7.	FEDERAL INCOME TAXES

At August 31, 2006, the Fund had available for federal tax purposes unused capital loss carryforwards of $5,976,308. These loss carryforwards expire as follows:

Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

NOTE 8.	DISTRIBUTIONS TO SHAREHOLDERS

There were no distributions during the fiscal years ended August 31, 2006 and 2005.

As of August 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

As of August 31, 2006, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales in the amount of $59,479.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and

Board of Trustees of the

StoneRidge Small Cap Growth Fund

(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the StoneRidge Small Cap Growth Fund (the “Fund”), a series of the Unified Series Trust, as of August 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods indicated prior to August 31, 2004 were audited by another independent accounting firm which expressed unqualified opinions on those highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2006 by correspondence with the Fund’s custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the StoneRidge Small Cap Growth Fund as of August 31, 2006, the results of its operations for the period then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen Fund Audit Services, Ltd.

(fka Cohen McCurdy, Ltd.)

Westlake, Ohio

October 13, 2006

TRUSTEES AND OFFICERS (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding the Trustees and officers.

Independent Trustees

Name, Address*, (Date of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (1947) Independent Trustee, December 2002 to present

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (1946) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (1950) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of Firstar Select Funds, a REIT mutual fund, from 1997 to 2000; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Interested Trustees and Principal Officers

Name, Address*, (Date of Birth), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Ronald C. Tritschler (1952)*** Trustee, December 2002 to present

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001, Executive Vice President and Director from 1990 to 2000; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Anthony J. Ghoston (1959) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

Terrance P. Gallagher, JD, CPA (1958)**** Vice President, July 2006 to present; Interim Chief Financial Officer and Treasurer, August 2006 to present

Senior Vice President, Director of Compliance of Unified Fund Services, Inc., the Trust's administrator, since November, 2004; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since October 2005; Partner in Precision Marketing Partners and The Academy of Financial Services Studies, LLC from December 1998 to October 2004;  Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds from February 1987 to November 1998.

Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (1975) Secretary, July 2005 to present; Assistant Secretary, September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002; Student at Indiana University School of Law – Indianapolis, J.D. Candidate in December 2007; Assistant Secretary of Dean Family of Funds since August 2004; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

*	The address for each of the trustees and officers is 431 N. Pennsylvania St., Indianapolis, IN 46204.

** The Trust currently consists of 32 series.

*** Mr. Tritschler may be deemed to be an “interested person” of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent of the distributor of certain series in the Trust.

**** Effective as of July 12, 2006, the Board appointed Mr. Gallagher as Vice President of the Trust. Effective as of August 8, 2006, the Board appointed Mr. Gallagher as Interim Chief Financial Officer and Treasurer of the Trust to fill the vacancy created by the resignation of the previous Chief Financial Officer and Treasurer.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available, without charge, upon request. You may call toll-free (800) 441-6978 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by: (1) calling the Fund at (800) 441-6978 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

TRUSTEES

Gary E. Hippenstiel

Stephen A. Little

Daniel J. Condon

Ronald C. Tritschler

OFFICERS

Anthony J. Ghoston, President

Terrance P. Gallagher, Vice President and Interim Chief Financial Officer and Treasurer

Heather Bonds, Secretary

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISOR

StoneRidge Investment Partners, L.L.C.

301 Lindenwood Drive, Suite 310

Malvern, PA 19355

DISTRIBUTOR

Unified Financial Securities, Inc.

431 N. Pennsylvania Street

Indianapolis, Indiana 46204

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy., Suite 1100

Westlake, Ohio 44145

LEGAL COUNSEL

Thompson Coburn LLP

One U.S. Bank Plaza

St. Louis, Missouri 63101

CUSTODIAN

Huntington National Bank

41 South High St.

Columbus, Ohio 43215

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

431 N. Pennsylvania Street

Indianapolis, Indiana 46204

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member NASD/SIPC

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)          For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)           Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)           Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered the possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Archer Balanced Fund:	FY 2006	$10,725
FY 2005	N/A

StoneRidge Small Cap Growth Fund:	FY 2006	$12,595
FY 2005	$ 7,878

(b)	Audit-Related Fees
Registrant

Archer Balanced Fund:	FY 2006	N/A
FY 2005	N/A

StoneRidge Small Cap Growth Fund:	FY 2006	N/A

FY 2005	N/A

(c)	Tax Fees
Registrant

Archer Balanced Fund:	FY 2006	$1,900
FY 2005	N/A
Nature of the fees:	prepare tax returns

StoneRidge Small Cap Growth Fund:	FY 2006	$1,900
FY 2005	$900
Nature of the fees:	prepare tax returns

(d)	All Other Fees
Registrant

Archer Balanced Fund:	FY 2006	$0
FY 2005	N/A

StoneRidge Small Cap Growth Fund:	FY 2006	$0
FY 2005	$0

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:	100%
Tax Fees:	100%
All Other Fees:	100%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)           The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2005	N/A
FY 2006	$ 0

(h)           Not applicable. The auditor performed no services for the registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. NOT APPLICABLE – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)           Based on an evaluation of the registrant’s disclosure controls and procedures as of September 20, 2006, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)           There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code is filed herewith.

(a)(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the
Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable – there were no written solicitations to purchase securities under Rule 23c-1 during the period

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Unified Series Trust

By

* /s/ Anthony Ghoston
Anthony Ghoston, President

Date	11/7/2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

* /s/ Anthony Ghoston
Anthony Ghoston, President

Date	11/7/2006

By

* /s/ Terry Gallagher
Terry Gallagher, Interim Chief Financial Officer and Treasurer

Date	11/7/2006